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DELAWARE FUND                                                        PROSPECTUS
INSTITUTIONAL CLASS SHARES                                    DECEMBER 30, 1996

       -----------------------------------------------------------------


                  1818 Market Street, Philadelphia, PA 19103

     For more information about the Delaware Fund Institutional Class call Delaware Group at 800-828-5052.


         This Prospectus describes the shares of the Delaware Fund series
(the "Fund") (formerly Common Stock series) of Delaware Group Equity Funds I, Inc. ("Equity Funds I, Inc.") (formerly Delaware Group Delaware Fund, Inc.), a professionally-managed mutual fund of the series type. The Fund's objective is to seek a balance of capital appreciation, income and preservation of capital.

         The Fund offers Delaware Fund Institutional Class (the "Class"). This Prospectus relates only to the Class and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Fund's Statement of Additional Information ("Part B" of Equity Funds I, Inc.'s registration statement), dated December 30, 1996, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. The Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B.

           The Fund also offers Delaware Fund A Class, Delaware Fund B Class and Delaware Fund C Class. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling 800-523-4640.

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TABLE OF CONTENTS

Cover Page                             How to Buy Shares
Synopsis                               Redemption and Exchange
Summary of Expenses                    Dividends and Distributions
Financial Highlights                   Taxes
Investment Objective and Policies      Calculation of Net Asset Value Per Share
         Suitability                   Management of the Fund
         Investment Strategy           Other Investment Policies and
Classes of Shares                               Risk Considerations



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

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SYNOPSIS

Investment Objective
         The investment objective of the Fund is to seek a balance of capital appreciation, income and preservation of capital. For further details, see Investment Objective and Policies and Other Investment Policies and Risk Considerations.

Risk Factors and Special Considerations
         The Fund typically invests a portion of its assets in mortgaged-backed and asset-backed securities (commonly considered to be "derivative securities"), which may present greater risks than other types of portfolio securities, and the investor should review the descriptions of these risks in this Prospectus. See Mortgaged-Backed Securities and Asset-Backed Securities under Other Investment Policies and Risk Considerations.

Investment Manager, Distributor and Service Agent
         Delaware Management Company, Inc. (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Equity Funds I, Inc.'s Board of Directors. The Manager also provides investment management services to certain other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Summary of Expenses and Management of the Fund for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.

Purchase Price
         Shares of the Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge and are not subject to distribution fees under a Rule 12b-1 distribution plan.
See Classes of Shares.

Redemption and Exchange
         Shares of the Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

Open-End Investment Company
         Equity Funds I, Inc. which was organized as a Maryland corporation on March 4, 1983 is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Equity Funds I, Inc. was previously organized as a Delaware corporation in 1937. See Shares under Management of the Fund.

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SUMMARY OF EXPENSES



                       Shareholder Transaction Expenses
 -------------------------------------------------------------------------------

   Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)....................          None

   Maximum Sales Charge Imposed
   on Reinvested Dividends
   (as a percentage of offering price)....................          None

   Exchange Fees..........................................          None*

   * Exchanges are subject to the requirements of each fund and a front-end sales charge may apply.




                           Annual Operating Expenses
                 (as a percentage of average daily net assets)
 ------------------------------------------------------------------------------


   Management Fees.........................................         0.52%

   12b-1 Fees..............................................         None

   Other Operating Expenses................................         0.28%
                                                                    -----

        Total Operating Expenses...........................         0.80%
                                                                    =====

         For expense information about Delaware Fund A Class, Delaware Fund B Class and Delaware Fund C Class, see the separate prospectus relating to those classes.

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(DF/DVN-IC)


         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted in the tables above, Equity Funds I, Inc. charges no redemption fees.

       1 year          3 years         5 years           10 years
       ------          -------         -------           --------
         $8              $26             $44               $99

The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Fund of Delaware Group Equity Funds I, Inc. (formerly known as Delaware Group Delaware Fund, Inc.) and have been audited by Ernst & Young
LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the reports of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from Equity Funds I, Inc. upon request at no charge.
-------------------------------------------------------------------------------

DF-IC-CHT


                                                                 Delaware Fund Institutional Class
                                               ---------------------------------------------------------------------------
                                                                                       Period
                                                                                     11/9/92(2)
                                                            Year Ended                 through
                                               10/31/96(2)  10/31/95(2)  10/31/94(2)  10/31/93   10/31/93(1)  10/31/92(1)
                                               -----------  -----------  -----------  --------   -----------  -----------

Net Asset Value, Beginning of Period..           $19.980     $18.030      $19.460     $18.820     $18.720      $18.810

Income From Investment Operations
Net Investment Income.................             0.727       0.694        0.653       0.632       0.631        0.660
Net Gains (Losses) on Securities
       (both realized and unrealized).             2.363       2.166       (0.293)      1.438       1.509        1.490
                                                 -------     -------      -------     -------     -------      -------
   Total From Investment Operations...             3.090       2.860        0.360       2.070       2.140        2.150
                                                 -------     -------      -------     -------     -------      -------

Less Distributions
Dividends (from net investment income)            (0.690)     (0.660)      (0.630)     (0.660)     (0.660)      (0.700)
Distributions (from capital gains)....            (1.080)     (0.250)      (1.160)     (0.770)     (0.770)      (1.540)
Returns of Capital....................              none        none         none        none        none         none
                                                 -------     -------      -------     -------     -------      -------
   Total Distributions................            (1.770)     (0.910)      (1.790)     (1.430)     (1.430)      (2.240)
                                                 -------     -------      -------     -------     -------      -------

Net Asset Value, End of Period.......            $21.300     $19.980      $18.030     $19.460     $19.430      $18.720
                                                 =======     =======      =======     =======     =======      =======




Total Return..........................             16.25%      16.50%        1.96%      11.76%      11.91%(3)    12.37%(3)
------------

--------------------------------------

Ratios/Supplemental Data

Net Assets, End of Period (000's omitted)       $125,751    $108,747      $93,990     $72,052    $507,528     $487,343
Ratio of Expenses to Average Daily Net Assets       0.80%       0.79%        0.81%       0.77%       0.89%        0.79%
Ratio of Net Investment  Income to
   Average Daily Net Assets...........              3.58%       3.73%        3.47%       3.39%       3.27%        3.64%
Portfolio Turnover Rate...............                92%         94%         142%        160%        160%         144%
Average Commission Rate Paid..........            $0.060         N/A          N/A         N/A         N/A          N/A





                                                               Delaware Fund Institutional Class
                                              ------------------------------------------------------------------


                                                                        Year Ended
                                                10/31/91(1)   10/31/90(1) 10/31/89(1)   10/31/88(1)  10/31/87(1)
                                                -----------   -----------------------   -----------  -----------

Net Asset Value, Beginning of Period..           $16.190       $17.480      $15.250      $16.850       $23.200

Income From Investment Operations
Net Investment Income.................             0.757         0.856        0.796        0.551         0.331
Net Gains (Losses) on Securities
       (both realized and unrealized).             3.033        (1.366)       2.384        2.259        (1.971)
                                                 -------       -------      -------      -------       -------
   Total From Investment Operations...             3.790        (0.510)       3.180        2.810        (1.640)
                                                 -------       -------      -------      -------       -------

Less Distributions
Dividends (from net investment income)            (0.880)       (0.780)      (0.950)      (0.320)       (0.400)
Distributions (from capital gains)....            (0.290)         none         none       (4.090)       (4.310)
Returns of Capital....................              none          none         none         none          none
                                                 -------       -------      -------      -------       -------
   Total Distributions................            (1.170)       (0.780)      (0.950)      (4.410)       (4.710)
                                                 -------       -------      -------      -------       -------

Net Asset Value, End of Period.......            $18.810       $16.190      $17.480      $15.250       $16.850
                                                 =======       =======      =======      =======       =======



Total Return..........................             24.32%(3)     (3.17%)(3)   21.66%(3)    22.03%(3)     (9.14%)(3)
------------

--------------------------------------

Ratios/Supplemental Data

Net Assets, End of Period (000's omitted)       $453,449      $349,873     $361,625     $328,650      $320,854
Ratio of Expenses to Average Daily Net Assets       0.71%         0.75%        0.76%        0.77%         0.73%
Ratio of Net Investment  Income to
   Average Daily Net Assets...........              4.29%         4.99%        4.73%        4.01%         1.64%
Portfolio Turnover Rate...............               212%          147%         129%         180%          205%
Average Commission Rate Paid..........               N/A           N/A          N/A          N/A           N/A



(1) Data are derived from data of Delaware Fund A Class which was subject to 12b-1 distribution expenses effective June 1, 1992.
(2) Data are derived from Delaware Fund Institutional Class shares, which commenced operations on November 9, 1992. Ratios and total return have been annualized.
(3) Does not reflect the maximum sales charge that is or was in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase for Delaware Fund A Class.

(DF/DVN-IC)


INVESTMENT OBJECTIVE AND POLICIES

         The objective of the Fund is to seek a balance of capital appreciation, income and preservation of capital.

         Although the Fund will constantly strive to attain its objective, there can be no assurance that it will be obtained. The objective of the Fund cannot be changed without shareholder approval.

SUITABILITY
         The Fund may be suitable for investors interested in long-term capital appreciation. The Fund may also be suitable for investors wishing to expose a portion of their assets to fixed-income securities. Investors in the Fund should be willing to accept the risks associated with investments in equity securities as well as the risks associated with investments in fixed-income securities. Net asset values may fluctuate in response to market conditions and, as a result, the Fund is not appropriate for a short-term investor.

         Investors should not consider a purchase of Fund shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

         Ownership of Fund shares can reduce the bookkeeping and administrative inconveniences that would be connected with direct purchases of the type of securities in which the Fund invest.

INVESTMENT STRATEGY
         As a "balanced" fund, the Fund will generally invest at least 25% of its assets in fixed-income securities, including U.S. government securities and corporate bonds. The remainder of the Fund will be allocated to equity securities principally, including convertible securities, and also to cash and cash equivalents. A portion of the Fund's investment in certain convertible securities may be deemed fixed-income in nature for purposes of this 25% fixed-income allocation. The Fund may also invest in foreign securities.

         The Fund uses a dividend-oriented valuation strategy to select individual securities in which it will invest. In seeking capital appreciation, the Fund invests primarily in common stocks of established companies believed to have a potential for long-term capital growth. In seeking current income and preservation of capital, in addition to capital appreciation, the Fund invests in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. The Fund generally invests in bonds that are rated in the top four grades by a nationally-recognized rating agency (e.g., Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P")) at the time of purchase, or, if unrated, are determined to be equivalent to the top four grades in the judgment of the Manager. The fourth grade is considered medium grade and may have some speculative characteristics. Typically, the maturity of the bonds will range between five and 30 years. The Fund may invest not more than 5% of its assets in convertible debentures rated below investment grade.

(DF/DVN-IC)


         The Fund will analyze existing and expected economic and market conditions and seek to identify those market sectors or individual securities that are expected to benefit from those conditions. Its appraisal of these economic conditions will determine the types of securities it will hold and the degree of investment emphasis placed upon capital appreciation and income.

                                     * * *

         For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations.

(DF/DVN-IC)


CLASSES OF SHARES

         The Distributor serves as the national distributor for the Fund. Shares of the Class may be purchased directly by contacting the Fund or its agent or through authorized investment dealers. All purchases of shares of the Class are at net asset value. There is no front-end or contingent deferred sales charge.

         Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of the Class as part of their retirement program should contact their employer for details.

         Shares of the Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

Delaware Fund A Class, Delaware Fund B Class and Delaware Fund C Class
         In addition to offering Delaware Fund Institutional Class, the Fund also offers Delaware Fund A Class, Delaware Fund B Class and Delaware Fund C Class, which are described in a separate prospectus. Shares of the Delaware Fund A Class, Delaware Fund B Class and Delaware Fund C Class may be purchased through authorized investment dealers or directly by contacting the Fund or its Distributor. Delaware Fund A Class carries a front-end sales charge and has annual 12b-1 expenses equal to a maximum of 0.30%. The maximum front-end sales charge as a percentage of the offering price is 4.75% and is reduced on certain transactions of $100,000 or more. Delaware Fund B Class and Delaware Fund C Class have no front-end sales charge, but are subject to annual 12b-1 expenses equal to a maximum of 1%. Shares of Delaware Fund B Class and Delaware Fund C Class and certain shares of Delaware Fund A Class, may be subject to a contingent deferred sales charge upon redemption. To obtain a prospectus relating to such classes contact the Distributor by writing to the address or by calling the phone numbers listed on the cover of this Prospectus.

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(DF/DVN-IC)


HOW TO BUY SHARES

         The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase the shares of the Class.

Investing Directly by Mail
1. Initial Purchases--An Investment Application or, in the case of a retirement plan account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to the specific Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number.

Investing Directly by Wire
         You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Fund and Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application or, in the case of a retirement plan account, an appropriate retirement plan application, to the Fund and Class selected by you, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828- 5052 prior to sending your wire.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Class, you may write and authorize an exchange of part or all of your investment into the Fund. However, shares of Delaware Fund B Class, Delaware Fund C Class and Class B Shares and Class C Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into the Class. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information.

Investing through Your Investment Dealer
         You can make a purchase of Fund shares through most investment dealers who, as part of the service they provide, must transmit orders promptly to the Fund. They may charge for this service.

Purchase Price and Effective Date
         The purchase price (net asset value) of the Class is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

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(DF/DVN-IC)


         The effective date of a purchase made through an investment dealer is the date the order is received by the Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
         The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

(DF/DVN-IC)


REDEMPTION AND EXCHANGE

         Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.

         Your shares will be redeemed or exchanged based on the net asset value next determined after the Fund receives your request in good order. Redemption and exchange requests received in good order after the time the net asset value of shares is determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. With regard to exchanges, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-828-5052. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor written redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         Shares of the Class may be exchanged into any other Delaware Group mutual fund provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Class, such exchange will be exchanged at net asset value. Shares of the Class may not be exchanged into Class B Shares or Class C Shares of any of the funds in the Delaware Group. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Various redemption and exchange methods are outlined below. No fee is charged by the Fund or the Distributor for redeeming or exchanging your shares. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

         All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

(DF/DVN-IC)


Written Redemption and Exchange
         You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.

         For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. Certificates are issued for shares only if you submit a specific request. If your shares are in certificate form, the certificate must accompany your request and also be in good order.

         You also may submit your written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption-Check to Your Address of Record
         You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request.

(DF/DVN-IC)


Telephone Redemption-Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your fund will normally be sent the next business day. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.

Telephone Exchange
         You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

(DF/DVN-IC)


DIVIDENDS AND DISTRIBUTIONS

         The Fund will normally make payments from net investment income on a quarterly basis. Payments from net realized securities profits of the Fund, if any, will be distributed annually in the quarter following the close of the fiscal year. Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

         Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Class will not incur any distribution fees under the 12b-1 Plans which apply to Delaware Fund A Class, Delaware Fund B Class and Delaware Fund C Class.

(DF/DVN-IC)


TAXES

         The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.

         The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, even though received in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice from Equity Funds I, Inc. to the Fund's shareholders. For the fiscal year ended October 31, 1996, 32% of the Fund's dividends from net investment income qualified for the corporate dividends-received deduction.

         Distributions paid by the Fund from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

         Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November, or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the year declared.

         The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

         In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Shares of the Fund are exempt from Pennsylvania county personal property taxes.

         Each year, Equity Funds I, Inc. will mail you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

(DF/DVN-IC)


         The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

         See Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

(DF/DVN-IC)


CALCULATION OF NET ASSET VALUE PER SHARE

         The purchase and redemption price of the Class is the net asset value ("NAV") per share of Class shares next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Debt securities are priced at fair value by an independent pricing service using methods approved by Equity Funds I, Inc.'s Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Equity Funds I, Inc.'s Board of Directors.

         The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Class will not incur any of the expenses under the Fund's 12b-1 Plans and Delaware Fund A, B and C Classes alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of the Fund will vary.

(DF/DVN-IC)


MANAGEMENT OF THE FUND

Directors
         The business and affairs of Equity Funds I, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Equity Funds I, Inc.'s directors and officers.

Investment Manager
         The Manager furnishes investment management services to the Fund.

         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On October 31, 1996, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $30 billion in assets in the various institutional or separately managed (approximately $19,214,690,000) and investment company (approximately $11,539,873,000) accounts.

         The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between Equity Funds I, Inc. on behalf of the Fund and the Manager was executed following shareholder approval.

         The Manager manages the Fund's portfolio and makes investment decisions for the Fund which are implemented by the Fund's Trading Department. The Manager also administers Equity Funds I, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Equity Funds I, Inc. who are affiliated with the Manager. For these services, the Manager is paid an annual fee equal to 0.60% on the first $100 million of average daily net assets of the Fund, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets in excess of $500 million, less the Fund's proportionate share of all directors' fees paid to the unaffiliated directors of Equity Funds I, Inc. Investment management fees paid by the Fund for the fiscal year ended October 31, 1996 were 0.52% of average daily net assets.

         George H. Burwell and Gary A. Reed have primary responsibility for making day-to-day investment decisions for the Fund. Mr. Burwell, who has been Equity Funds I, Inc.'s Senior Portfolio Manager for equities since 1992, holds a BA from the University of Virginia. Prior to joining the Delaware Group in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank in Edison, New Jersey, where he managed an equity mutual fund and three commingled funds. Mr. Burwell is a CFA charterholder.

         Mr. Reed has been the Fund's Senior Portfolio Manager for fixed-income since April 1995. He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining the Delaware Group in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York.

         In making investment decisions for the Fund, Mr. Burwell and Mr. Reed regularly consult with Wayne A. Stork, Richard G. Unruh, Jr. and Paul E. Suckow. Mr. Stork, Chairman of the Manager and Equity Funds I,

(DF/DVN-IC)


Inc.'s Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. A graduate of Brown University, Mr. Unruh received his MBA from the University of Pennsylvania's Wharton School and joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of Equity Funds I, Inc. in 1994. He is also a member of the Board of the Manager and was named an Executive Vice President of the Manager in 1994. He is on the Board of Directors of Keystone Insurance Company and AAA Mid-Atlantic and is a former president and current member of the Advisory Council of the Bond Club of Philadelphia. Mr. Suckow is Delaware's Chief Investment Officer for fixed-income. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation, where he served as Executive Vice President and Director of Fixed Income.

Portfolio Trading Practices
         The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders to the extent of any net realized capital gains. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. For the past two fiscal years, the Fund's portfolio turnover rates were 94% for 1995 and 92% for 1996.

         The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of Fund shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

Performance Information
         From time to time, the Fund may quote total return performance for the Class in advertising and other types of literature.

         Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year or life-of-fund periods, as relevant. The Fund may also advertise aggregate and average total return information concerning the Class over additional periods of time.

         Because securities prices fluctuate, investment results of the Class will fluctuate over time and past performance should not be considered as a guarantee of future results.

Statements and Confirmations
         You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services
Representative.

(DF/DVN-IC)


Financial Information about Fund
         Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Equity Funds I, Inc.'s fiscal year ends on October 31.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. serves as the national distributor of the Fund's shares under a Distribution Agreement with Equity Funds I, Inc. dated April 3, 1995, as amended on November 29, 1995. The Distributor bears all of the costs of promotion and distribution.

         The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund under an Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The directors annually review service fees paid to the Transfer Agent. Certain recordkeeping and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for those services. In addition, participant account maintenance fees may be assessed for certain recordkeeping services provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.

         The Distributor and the Transfer Agent are indirect, wholly owned subsidiaries of DMH.

Expenses
         The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. For the fiscal year ended October 31, 1996, the ratio of operating expenses to average daily net assets for the Class was 0.80%.

Shares
         Equity Funds I, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Equity Funds I, Inc. was organized as a Maryland corporation on March 4, 1983. Equity Funds I, Inc. was previously organized as a Delaware corporation in 1937.

         Equity Funds I, Inc. currently offers two series of shares - Delaware Fund series and Devon Fund series. Fund shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. The Fund will vote separately on any matter which affects only this Fund. Shares of the Fund have a priority over shares of any other fund of Equity Funds I, Inc.

         Equity Funds I, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Equity Funds I, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Equity Funds I, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Equity Funds I, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.

(DF/DVN-IC)


         In addition to this Class, the Fund also offers Delaware Fund A Class, Delaware Fund B Class and Delaware Fund C Class. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the Class, except that shares of the Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to Delaware Fund A Class, Delaware Fund B Class and Delaware Fund C Class.

         Effective as of the close of business December 27, 1996, the name of Delaware Group Delaware Fund, Inc. was changed to Delaware Group Equity Funds I, Inc. Also effective as of the close of business December 27, 1996, the name of Common Stock series was changed to Delaware Fund series.

(DF/DVN-IC)


OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         Mortgage-Backed Securities--The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations. The Fund also may invest in securities issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. For further discussion concerning the risk of investing in such asset-backed securities, see Part B.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

         The Fund may invest its assets in CMOs and REMICs issued by private entities whether or not the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (securities that are not so collateralized are called "non-agency mortgage-backed securities"). Non-agency mortgage-backed securities may comprise up to 20% of the Fund's assets, but all of these securities must (i) be rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages or other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than the market for other CMOs and REMICs.

         Asset-Backed Securities--The Fund may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. All such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's).

(DF/DVN-IC)


         Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Real Estate Investment Trusts--The Fund may invest in shares or convertible bonds issued by real estate investment trusts ("REITS"). REITS invest primarily in income producing real estate as well as real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. The Fund anticipates investing only in REITS that invest the majority of their assets directly in real property and derive their income primarily from rents, which are known as "equity REITS." Equity REITS can also realize capital gains by selling properties that have appreciated in value.

         Restricted and Illiquid Securities--The Fund may purchase privately placed securities the resale of which is restricted under applicable securities laws. Most of the privately placed securities acquired by the Fund will be eligible for resale by the Fund without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers. The Fund may invest not more than 10% of its assets in illiquid securities. While maintaining oversight, the Board of Directors of Equity Funds I, Inc. has delegated to the Manager the day-to-day function of determining whether individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid securities.

         The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

(DF/DVN-IC)


         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's limit noted above on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

         Convertible Securities--The Fund may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. The Fund may invest not more than 5% of its assets in convertible debentures that are rated below investment grade or are unrated but are determined by the Manager to be of comparable quality. For a discussion concerning the risks of investing in such securities, see Part B.

         Foreign Securities and ADRs--The Fund may invest up to 5% of its assets in foreign securities. The Fund may also invest without limitation in sponsored and unsponsored American Depositary Receipts ("ADRs") that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, and "unsponsored" ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored ADR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

         Foreign markets may be more volatile than U.S. markets, and investments in foreign securities involve sovereign risks in addition to the normal risks associated with U.S. securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.

         The Fund will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Investors should be aware that there are costs and risks associated with such currency transactions.

         Equity Funds I, Inc.'s Custodian for its foreign securities is The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245.

         Repurchase Agreements--In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the

(DF/DVN-IC)


purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of the Fund's assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing such Fund's yield under such agreements which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Fund considers repurchase agreements contracts for the purchase and sale of securities, and seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

         Portfolio Loan Transactions--The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

         Other Investment Policies--The Fund may not concentrate investments in any industry, which means that the Fund may generally not invest more than 25% of its assets in any one industry.

         In pursuing its investment objective, the Fund may hold securities for any period of time. For temporary, defensive purposes, the Fund may hold a substantial portion of its assets in cash, cash equivalents or short-term obligations, including repurchase agreements. The Fund may also enter into repurchase agreements to invest excess cash balances.

         While the Fund is permitted under certain circumstances to borrow money, the Fund does not normally do so. The Fund will not purchase investment securities while it has any borrowings outstanding.

         The Fund may purchase securities on a when-issued or delayed delivery basis. It is the current intention of the Fund not to enter into when-issued commitments exceeding in the aggregate 5% of the market value of the Fund's total assets less liabilities other than obligations created by these commitments.

                                *     *     *

         Part B provides more information on the Fund's investment restrictions and policies, and includes Appendix A which describes security ratings.


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



         For more information contact Delaware Group at 800-828-5052.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245

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                                                   DELAWARE FUND INSTITUTIONAL

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                                           P R O S P E C T U S

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                                           DECEMBER 30, 1996














                                             DELAWARE
                                             GROUP
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